UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 8, 2014

001-35922
 (Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 9, 2014, PEDEVCO Corp., through its wholly-owned subsidiary Red Hawk Petroleum, LLC (together, the “Company”, “we” and “us”), and Continental Resources, Inc. (“Continental”), entered into a post-closing letter agreement (the “Post-Closing Letter Agreement”) pursuant to which the Company and Continental agreed on certain final post-closing matters in connection with the Company’s March 7, 2014 acquisition of Continental’s right, title and interest in approximately 28,727 net acres of oil and gas properties and interests in 40 wells located in the DJ Basin, Colorado, including approximately 2,200 net acres in the Wattenberg Area (collectively, the “Acquired Assets”), pursuant to that certain Purchase and Sale Agreement (the “Purchase Agreement”), entered into by and between Red Hawk and Continental on January 21, 2014, as amended, as previously disclosed by the Company in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission on March 10, 2014, as amended on May 21, 2014 (the “March 2014 Current Report”).

Pursuant to the Post-Closing Letter Agreement, Continental agreed to pay to the Company an aggregate amount of $482,677.26, which funds were received by the Company on October 9, 2014, and which represent a net-downward adjustment to the Base Purchase Price (as defined in the Purchase Agreement) to reflect certain customary post-closing adjustments set forth in the Purchase Agreement.

In addition, the Company acquired all of Continental’s right, title and interest in certain additional oil and gas leases covering approximately 863.61 net acres in Weld County, Colorado, approximately 857.9 net acres of which are located in the Wattenberg core area (the “Additional Acquired Acreage”).  The Company acquired the Additional Acquired Acreage in exchange for the Company’s agreement to assume approximately $73,223.97 in certain ad valorem tax liabilities with respect to the Acquired Assets.  The Company also conveyed all right, title and interest in oil and gas leases covering approximately 109.27 net acres to Continental (the “Conveyed Acreage”), which Continental erroneously conveyed to the Company in conjunction with the Purchase Agreement, and which the Company had previously decided not to acquire.

Effective October 9, 2014, the Company executed that certain First Amendment to Deed of Trust, Security Agreement, Assignment of Production, Financing Statement and Fixture Filing in favor of the Public Trustee of Weld County, Colorado (the “Trustee”), and BAM Administrative Services, LLC (“BAM”) (the “Deed of Trust Amendment”), to perfect BAM’s security interest in the Additional Acquired Assets pursuant to the Company’s credit facility previously entered into with BAM and affiliates thereof, as more fully disclosed in the Company’s March 2014 Current Report.

The foregoing descriptions of the Post-Closing Letter Agreement and the Deed of Trust Amendment are qualified in their entirety by reference to the full text thereof which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On October 8, 2014, MIE Jurassic Energy Corporation (“MIEJ”), the Company's joint venture partner in its 20% owned subsidiary, Condor Energy Technology LLC, and an affiliate of MIE Holdings Corporation, provided us the expected written notice stating that the Company’s outstanding Secured Subordinated Promissory Note with MIEJ, which was effective November 1, 2012 (and has been amended various times to date, the “MIEJ Note”), which had a balance of $6.17 million of principal and $891,745 of accrued interest as of June 30, 2014, and a stated maturity date of  August 31, 2014, was past due and payable.  As previously disclosed, pursuant to the subordination language in the MIEJ Note as amended, MIEJ agreed to subordinate the MIEJ Note to indebtedness for money borrowed from any bank or other non-affiliated financial institution or investment group incurred by the Company in excess of $10 million, which subordinated the MIEJ Note to the Company’s aggregate $34.5 million senior secured promissory notes issued in March 2014 in accordance with the terms of the MIEJ Note.   Notwithstanding the notice from MIEJ and our confidence based on the subordination language in the MIEJ Note that no payments are due or payable at this time, it is our desire that with approval of our senior lender we will be able to use a portion of our available cash flow from operations to make payments from time to time on the MIEJ Note prior to the maturity of our senior secured promissory notes in March 2017.

ITEM 5.02 DEPARATURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective October 8, 2014, the Company promoted its current Chief Financial Officer and Executive Vice President, Mr. Michael Peterson, to the offices of President and Chief Financial Officer of the Company, in consideration of Mr. Peterson’s valuable leadership and operational role and continuing contributions to the Company.  The Company’s current Chairman, President and Chief Executive Officer, Mr. Frank Ingriselli, will continue in his roles as Chairman and Chief Executive Officer, focusing his efforts on strategic relationships, corporate strategy and building shareholder value.  In connection with Mr. Peterson’s promotion, the Board of Directors of the Company approved an increase in Mr. Peterson’s annual salary to $325,000 per year, effective October 1, 2014, and effective on October 8, 2014, awarded Mr. Peterson a restricted stock award of 200,000 shares.  The restricted stock award was granted under the Company’s 2012 Equity Incentive Plan, as amended, a copy of which is incorporated by reference as Exhibit 4.1 hereto, and vests as follows: 20% of the shares on the six (6) month anniversary of October 8, 2014 (the “Grant Date”); (ii) 20% on the twelve (12) month anniversary of the Grant Date; (iii) 15% on the eighteen (18) month anniversary of the Grant Date; (iv) 15% on the twenty-four (24) month anniversary of the Grant Date; (v) 15% on the thirty (30) month anniversary of the Grant Date; and (vi) the balance of 15% on the thirty-six (36) month anniversary of the Grant Date, in each case subject to Mr. Peterson being an employee of or consultant to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. Peterson.  A copy of the form of Restricted Shares Grant Agreement for the award is attached as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on October 31, 2013, as amended on July 1, 2014, and is incorporated by reference in this report as Exhibit 4.2, the terms of which are further incorporated by reference into this Item 5.02.

Effective October 8, 2014, Mr. Jamie Tseng, the Company’s Senior Vice President and Managing Director, relinquished his role as Senior Vice President and as an executive officer of the Company and will continue serving in his role of Managing Director of the Company.  Mr. Tseng will earn a salary of $60,000 per year commencing October 16, 2014.

ITEM 7.01  REGULATION FD DISCLOSURE.

On October  14, 2014, the Company issued a press release announcing the consummation of the acquisition transaction with Continental, the acquisition of the Additional Acquired Acreage from Continental, the promotion of Mr. Peterson to the office of President, and certain related matters, as described above in Items 1.01 and 5.02 of this Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

4.1
PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference as Exhibit 4.1 to the Company’s Post-Effective Amendment No. 1 to Form S-8 filed with the Securities Exchange Commission on July 1, 2014).

4.2
PEDEVCO Corp. 2012 Equity Incentive Plan – Form of Restricted Shares Grant Agreement (Incorporated by reference as Exhibit 4.2 to the Company’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on October 31, 2013).

10.1*	Post-Closing Letter Agreement, dated October 9, 2014, by and between Red Hawk Petroleum, LLC and Continental Resources, Inc.
10.2*	First Amendment to Deed of Trust, Fixture Filing, Assignment of Rents and Leases, and Security Agreement (Weld County, Colorado) – Red Hawk Petroleum, LLC (October 9, 2014).
99.1**	Press Release, dated October 14, 2014.

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer

Date: October 14, 2014

EXHIBIT INDEX

4.1
PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference as Exhibit 4.1 to the Company’s Post-Effective Amendment No. 1 to Form S-8 filed with the Securities Exchange Commission on July 1, 2014).

4.2
PEDEVCO Corp. 2012 Equity Incentive Plan – Form of Restricted Shares Grant Agreement (Incorporated by reference as Exhibit 4.2 to the Company’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on October 31, 2013).

10.1*	Post-Closing Letter Agreement, dated October 9, 2014, by and between Red Hawk Petroleum, LLC and Continental Resources, Inc.
10.2*	First Amendment to Deed of Trust, Fixture Filing, Assignment of Rents and Leases, and Security Agreement (Weld County, Colorado) – Red Hawk Petroleum, LLC (October 9, 2014).
99.1**	Press Release, dated October 14, 2014.

* Filed herewith.
** Furnished herewith.